Exhibit 10.1

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

TACTICAL AIR SUPPORT, INC.

SECURED PROMISSORY NOTE

Principal Amount:	$315,000	Issuance Date:	July 22, 2011

Interest Rate:	0%	Maturity Date:	October 22, 2011

WHEREAS, Tactical Air Defense Services, Inc., a Nevada corporation (the “Noteholder”) has previously advanced One Hundred and Sixty Five Thousand Dollars ($165,000 and the “Existing Balance”) to Tactical Air Support, Inc., a Nevada corporation (the “Company”).

WHEREAS, the Noteholder has agreed to advance the Company an additional One Hundred and Fifty Thousand Dollars ($150,000) on top of the Existing Balance, thus placing the outstanding debt owed as of the Issuance Date above at Three Hundred and Fifteen Thousand Dollars ($315,000).

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained herein, and for good and valuable consideration, receipt of which is hereby acknowledged, the Company hereby issues this secured promissory note and the Parties hereby agree as follows:

1.

ISSUANCE OF NOTE.  Upon the following terms and conditions, the Company hereby issues to the Noteholder, and the Holder hereby accepts from the Company, this secured promissory note (the “Note”) in the aggregate principal amount of Three Hundred and Fifteen Thousand Dollars ($315,000), due and payable on or before October 22, 2011 (the “Maturity Date”). The Company and the Noteholder are executing and delivering this Note in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), including Regulation D, and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

2.

INTEREST.  This note shall carry no interest.

3.

PREPAYMENT.  This Note may be prepaid, in whole or in part, by the Company only upon the prior written consent of the Noteholder.

4.

TRANSFER AND ASSIGNMENT.  This Note shall be freely transferable and assignable by the Noteholder provided such transfer is in compliance with applicable federal and state securities laws.

5.

SECURITY INTEREST.  The Note shall be secured by a total of One Hundred Thousand (100,000) shares of the Company’s common stock (the “Security Shares”). The Company, the Noteholder and Company shareholders have entered into a separate security agreement (the “Security Agreement,” copies of which have been attached hereto as Exhibit A). Pursuant to the terms of this Note and the Security Agreement, upon the Maturity Date or an Event of Default (as defined herein), the Noteholder shall have the option, at its sole discretion: (i) to demand repayment in cash of all principal and interest due at such time; or (ii) to demand conversion of all principal and interest due at such time into the Security Shares.

6.

DEFAULT.

The occurrence of any one of the following events shall constitute an “Event of Default”:

a.

A default in the performance or observance of any material covenant, condition or agreement contained in this Note and such default is not fully cured within five (5) business days after the Company receives notice from the Noteholder of the occurrence thereof;

b.

The commencement by the Company of any voluntary proceeding under any bankruptcy, arrangement, insolvency, receivership, dissolution, or liquidation law or statute or any jurisdiction, whether now or hereafter in effect; or the adjudication of the Company as insolvent or bankrupt by a decree of a court of competent jurisdiction; or the petition or application by the Company for, acquiescence in, or consent by the Company to, the appointment of any receiver or trustee for the Company or for all or a substantial part of the property of the Company; or the assignment by the Company for the benefit of creditors; or the written admission of the Company of its inability to pay its debts as they mature; or

c.

The commencement against the Company of any proceeding relating to the Company under any bankruptcy, arrangement, insolvency, receivership, dissolution or liquidation law or statute or any jurisdiction, whether now or hereafter in effect, provided, however, that the commencement of such a proceeding shall not constitute an Event of Default unless the Company consents to the same or admits in writing the material allegations of same, or said proceeding shall remain undismissed for 20 days; or the issuance of any order, judgment or decree for the appointment of a receiver or trustee for the Company or for all or a substantial part of the property of the Company, which order, judgment or decree remains undismissed for 20 days; or a warrant of attachment, execution, or similar process shall be issued against any substantial part of the property of the Company.

7.

NOTICES.  Notices to be given hereunder shall be in writing and shall be deemed to have been sufficiently given if delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication.  Notice shall be deemed to have been received on the date of personal delivery, telex, facsimile transmission, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing and shall be addressed to:

If to the Company to: Tactical Air Support, Inc. Attn: Rolland C. Thompson 14505 Mount Anderson Reno, Nevada 89506 Fax: (887) 886-0895 E-mail: rthompson@tacticalairsupport.com	If to the Noteholder to: Tactical Air Defense Services, Inc. Attn: Alexis Korybut, CEO 123 West Nye Lane, Suite 517 Carson City, Nevada 89706 Fax: (775) 888-0815

8.

GOVERNING LAW.  This note has been delivered in the state of Nevada and shall be governed by and construed and interpreted in accordance with the laws of the state of Nevada applicable to contract made and to be performed entirely therein, without giving effect to the rules and conflicts of law.

9.

ATTORNEYS FEES.  In the event the Noteholder shall refer this Note to an attorney for collection, the Company agrees to pay all the costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorney’s fees, whether or not suit is instituted.

10.

CONFORMITY WITH LAW.  It is the intention of the Company and of the Noteholder to conform strictly to applicable usury and similar laws. Accordingly, notwithstanding anything to the contrary in this Note, it is agreed that the aggregate of all charges which constitute interest under applicable usury and similar laws that are contract for, chargeable or receivable under or in respect of this Note, shall under no circumstances exceed the maximum amount of interest permitted by such laws, and any excess, whether occasioned by acceleration or maturity of this Note or otherwise, shall be canceled automatically, and if theretofore paid, shall be either refunded to the Company or credited on the principal amount of this Note.

11.

MISCELLANEOUS.  This Note may only be changed, modified or amended in writing by the mutual consent of Noteholder and the Company.  The provisions of this Note may only be waived in or by a writing signed by the party against whom enforcement of any waiver is sought.  This Note embodies the entire understanding between Noteholder and the Company and merges all prior discussions or communications between them. Time is of the essence in the performance under this Note and of each and every provision thereof.

***SIGNATURE PAGE FOLLOWS***

SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has signed and sealed this Note and delivered it as of the date first set forth above.

TACTICAL AIR SUPPORT, INC.

A Nevada corporation

/s/ Rolland C. Thompson

By:  Rolland C. Thompson

Its:   Chief Executive Officer

EXHIBIT A

Security Agreement